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                                                                   EXHIBIT 10.74

                              SECURITY AGREEMENT

     THIS SECURITY AGREEMENT, dated as of December 23, 1998, is made and entered into by and among the undersigned debtors (each a "Debtor" and collectively, the "Debtors"), and PNC BANK, NATIONAL ASSOCIATION, a national banking association in its capacity as Collateral Agent (as hereinafter defined) for the benefit of the Facility Parties (as hereinafter defined) (the "Secured Party").

                               WITNESSETH THAT:

     WHEREAS, Mariner Health Group, Inc., a Delaware corporation (the "Borrower"), as borrower, PNC Bank, National Association, as administrative agent, First Union National Bank, as syndication agent, and the lenders party thereto (the "Banks"), are parties to that certain Credit Agreement dated as of May 18, 1994, as amended (as it may hereafter from time to time be amended, restated, modified or supplemented, the "Revolving Credit Agreement"), pursuant to which the Banks have agreed to make certain revolving credit loans to the Borrower upon the terms and subject to the conditions set forth therein;

     WHEREAS, Mariner Health Group, Inc., a Delaware corporation (the "Term Loan Borrower"), as borrower, PNC Bank, National Association, as administrative agent, First Union National Bank, as syndication agent, and the lenders party thereto (the "Term Loan Banks"), are parties to that certain Term Loan Agreement dated of even date herewith (as it may hereafter from time to time be amended, restated, modified or supplemented, the "Term Loan Agreement"; the Revolving Credit Agreement and the Term Loan Agreement are hereinafter collectively referred to as the "Credit Agreements"), pursuant to which the Term Loan Banks have agreed to make certain term loans to the Term Loan Borrower upon the terms and subject to the conditions set forth therein;

     WHEREAS, pursuant to that certain Collateral Agency and Sharing Agreement dated of even date herewith (as it may hereafter from time to time be amended, restated, modified or supplemented, the "Collateral Sharing Agreement"), among the Borrower, the Term Loan Borrower, the other Loan Parties (as defined in the Collateral Sharing Agreement), the Revolving Credit Agent and the Term Loan Agent (as such terms are defined in the Collateral Sharing Agreement), and PNC Bank, National Association, as Collateral Agent (together with its successors and assigns, the "Collateral Agent"), the Facility Parties (as defined in the Collateral Sharing Agreement), in order to secure the Obligations (as defined in the Collateral Sharing Agreement), have agreed to share certain collateral as provided in the Collateral Sharing Agreement;

     WHEREAS, this Security Agreement shall be a Shared Security Document (as defined in the Collateral Sharing Agreement); and
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     WHEREAS, each Debtor is (or will be with respect to after-acquired property) the legal and beneficial owner and holder of its respective Collateral (as defined in Section 1 hereof), and has agreed to grant a security interest in such Collateral to the Secured Party on the terms and conditions set forth herein.

     NOW, THEREFORE, intending to be legally bound hereby and for value received, the parties hereto covenant and agree as follows:

     1.   Definitions.  Except as otherwise expressly provided herein,
          -----------
capitalized terms used in this Security Agreement shall have the respective meanings assigned to them in the Credit Agreements. In addition to the words and terms defined elsewhere in this Security Agreement, the following words and terms shall have the following meanings, respectively, unless the context otherwise clearly requires:

          (a) "Code" shall mean the Uniform Commercial Code of each state as enacted and in effect on the date hereof in each applicable jurisdiction, and as the same may subsequently be amended from time to time.

          (b) "Collateral" shall mean, in the case of each Debtor, all of its right, title and interest in, to and under the following described property, whether now owned or hereafter acquired (words and terms defined in the Code shall have the same meanings when used herein):

               (i) all general intangibles of the Debtor, including general intangibles now in existence and those that shall hereafter arise;

               (ii) all accounts of the Debtor, including accounts now in existence and those that shall hereafter arise;

               (iii) all inventory of the Debtor, including inventory which it now owns and that which it shall hereafter acquire;

               (iv) all chattel paper of the Debtor, including chattel paper which it now owns and that which it shall hereafter acquire;

               (v) all investment property of the Debtor, including investment property which it now owns and that which it shall hereafter acquire;

               (vi) all equipment (including fixtures) of the Debtor, including equipment which it now owns and that which it shall hereafter acquire;

               (vii) all documents of the Debtor, including documents which it now owns and those which it shall hereafter acquire;

               (viii) all instruments, letters of credit and advices of credit of the Debtor, including those which it now owns and those which it shall hereafter acquire;

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               (ix) all cash, depository accounts (including, without
          limitation, any deposits in any lockbox accounts created pursuant to the provisions of Section 9.02(h) of the Credit Agreements) or other property of the Debtor at any time delivered to, in the possession of, or under the control of the Secured Party;

               (x) any property the Debtor has given or may give in the future to the Secured Party to secure the Secured Indebtedness; and

               (xi) all additions to and substitutions for, and products and proceeds (including insurance proceeds whether or not the Secured Party is the loss payee thereof) of, any of the properties mentioned in clauses (i) through (x) above, or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to any of such properties.

          Without limiting the generality of the foregoing, the term "Collateral" shall expressly include all royalty, licensing and know-how agreements, all patents, copyrights, trademarks, tradenames, service marks, trade secrets, know-how, goodwill, computer software, computer programs, licensed computer software (to the extent assignable), licensed computer programs (to the extent assignable), tapes, discs and other documents or transcribed information of any type, whether expressed in ordinary or machine readable language.

          (c) "Secured Indebtedness" shall mean, collectively, (i) all indebtedness and obligations, including, without limitation, all Obligations (as defined in the Collateral Sharing Agreement), whether of principal, interest, fees, expenses or otherwise, of any of the Loan Parties (as defined in the Collateral Sharing Agreement) to any of the Facility Parties (as defined in the Collateral Sharing Agreement), whether now existing or hereafter incurred under the Credit Agreements or any of the Loan Documents (as defined in the Collateral Sharing Agreement), as any of the same may from time to time be amended, modified or supplemented, together with any and all extensions, renewals, refinancings or refundings thereof in whole or in part by the Facility Parties, (ii) all out-of-pocket costs, expenses and disbursements, including reasonable attorneys' fees and legal expenses, incurred by the Facility Parties or any one of them, or the Secured Party, in the collection of any of the obligations referred to in clause (i) above; and (iii) any advances made, subsequent to an Event of Default, by the Facility Parties or any one of them, or the Secured Party, for the reasonable maintenance, preservation, protection or enforcement of, or realization upon, the Collateral, including advances for taxes, insurance, repairs and the like and reasonable expenses incurred to sell or otherwise realize on, or prepare for sale or other realization on, any of the Collateral.

     2.   Assignment and Grant of Security Interests.  As security for the due
          ------------------------------------------
and punctual payment and performance in full of the Secured Indebtedness, each Debtor hereby agrees that the Secured Party shall have, and each Debtor hereby grants to and creates in favor of the Secured Party, for the benefit of the Secured Party and the Facility Parties, a continuing first priority security interest in and to each Debtor's respective Collateral subject only to Permitted Liens.

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Without limiting the generality of Section 4 below, each Debtor further agrees that with respect to each item of Collateral as to which (i) the creation of a valid and enforceable security interest is not governed exclusively by the Code or (ii) the perfection of a valid and enforceable security interest therein under the Code cannot be accomplished by the Secured Party or any other Facility Party taking possession thereof or by the filing in appropriate locations of appropriate Code financing statements executed by the Debtor, such Debtor will at its expense execute and deliver to the Secured Party such documents, agreements, notices, assignments and instruments and take such further actions as may be requested by the Secured Party from time to time for the purpose of creating a valid and perfected first priority Lien on such item, subject only to Permitted Liens, enforceable against the Debtor and all third parties to secure the Secured Indebtedness; provided, however that Debtor shall not be required to
                          --------
take any actions required under Sections 9.02(g) and 9.02(h) of the Credit Agreements until an Event of Default has occurred under the Credit Agreements. To the extent the granting of any of the foregoing security interest is subject to any material contracts or agreements which by their terms prohibit the granting by the applicable Debtor of a security interest therein such Debtor shall: (i) provide to the Collateral Agent within thirty (30) days of the Closing Date a list of all such material contracts and agreements; (ii) use its commercially reasonable best efforts to obtain within ninety (90) days of the Closing Date any consent or approval of a security interest in any such contract or agreement granted to the Collateral Agent; and (iii) to the extent any such consent or approval is obtained and upon receipt thereof, promptly deliver to the Collateral Agent any original of such consent or approval obtained or such other evidence in a form satisfactory to the Collateral Agent of any such consent or approval obtained.

     3.   Representations and Warranties.  Each Debtor jointly and severally
          ------------------------------
represents, warrants and covenants to the Secured Party (with respect to itself only) that:


          (a) Such Debtor is the legal and beneficial owner and holder of its respective Collateral and such Debtor has and will continue to have good and marketable title to the Collateral which such Debtor purports to own or which is reflected as owned in its books and records.

          (b) Each Debtor has received value from each of the Facility Parties for such Debtor's grant of a security interest hereunder and, except for the security interest granted to and created in favor of the Secured Party hereunder and any Permitted Liens, all of such Collateral is and will continue to be free and clear of all Liens.

          (c) Such Debtor has full power to enter into, execute, deliver and carry out this Security Agreement and to perform its obligations hereunder and all such actions have been duly authorized by all necessary proceedings on its part. This Security Agreement has been duly and validly executed and delivered by such Debtor. This Security Agreement constitutes the legal, valid and binding obligation of such Debtor, enforceable against it in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally or limiting the right of specific performance.

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          (d) Neither the execution and delivery of this Security Agreement nor compliance with the terms and provisions hereof (i) will conflict with or result in any breach of the terms and conditions of the declaration of trust, articles or certificates of incorporation, by-laws, partnership agreement, limited liability company agreement, management or operating agreement or equivalent documents of such Debtor or of any Law or of any material agreement or instrument to which such Debtor is a party or by which it is bound or to which it is subject, (ii) will constitute a default thereunder or (iii) will result in the creation or enforcement of any Lien whatsoever upon any property (now or hereafter acquired) of such Debtor (other than Liens granted to the Secured Party on behalf of the Facility Parties under the Loan Documents).

          (e) As of the date hereof, all information contained on Schedule 1 is
                                                                  ----------
     accurate and complete and contains no omission or misrepresentation of any material fact necessary for the creation and/or perfection of a security interest in the Collateral. The Debtors shall promptly notify the Secured Party of any changes in the information set forth thereon.

          (f) During the past five (5) years no Debtor has operated under any other legal name, trade name or fictitious name other than such Debtor's current legal name as specified on the signature pages to this Security Agreement or as otherwise disclosed on Schedule 1.
                                            ----------

     4.   Further Assurances.  Each Debtor will, from time to time, at its
          ------------------
expense, faithfully preserve and protect the Secured Party's security interest in such Debtor's Collateral as a continuing first priority perfected security interest, subject only to Permitted Liens, and will do all such other acts and things and will, upon request therefor by the Secured Party, execute, deliver, file and record all such other documents and instruments, including financing statements, continuation or amendment financing statements, security agreements, pledges, assignments, documents and powers of attorney with respect to such Debtor's Collateral, and pay all filing fees and taxes related thereto, as the Secured Party in its sole discretion may deem necessary or advisable from time to time in order to attach, preserve, protect, perfect or continue perfected any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral. Without limiting the generality of the foregoing, to the extent Article 9 of the Code does not govern the creation and/or perfection of the security interests intended to be created hereunder, each Debtor agrees to execute and deliver such further documents and instruments and do such further acts as the Secured Party may from time to time require.

     5.   Covenants. Each Debtor jointly and severally covenants and agrees that
          ---------
(a) it will defend the Secured Party's right, title and security interest in and to the Collateral and the proceeds thereof against the claims and demands of all Persons whomsoever, (b) it will not suffer or permit to exist on any Collateral any Lien except for Liens granted herein or in the other Loan Documents and Permitted Liens, (c) it will maintain in good condition and repair and shall protect and preserve its Collateral, as and to the extent required in the Credit Agreements, and such Collateral will be insured in accordance with the provisions of the Credit Agreements; (d) it

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will not sell, assign or otherwise dispose of any portion of its Collateral except sales or dispositions expressly permitted under the terms of the Credit Agreements; (e) it will obtain and maintain sole and exclusive possession of its Collateral; (f) it will maintain and keep its chief executive office, the location of the Collateral and the location of the records pertaining thereto, at the location(s) specified on Schedule 1 attached hereto, or at such other
                                ----------
location as it may reasonably designate from time to time by not less than thirty (30) Business Days' prior written notice to the Secured Party; (g) it will keep materially accurate and complete books and records concerning its Collateral and such other books and records as may be required under the Credit Agreements; (h) it will promptly furnish to the Secured Party such information and documents relating to its Collateral as the Secured Party may reasonably request in order to confirm the status of the Secured Party's security interest in such Collateral; (i) it will not take or omit to take any actions, the taking or the omission of which might result in a material adverse alteration or impairment of its Collateral or in a violation of this Security Agreement; (j) it will not, without the prior written consent of the Secured Party, waive or release any material obligation of any party to any material part of its Collateral, except in the ordinary course of Debtor's business or in connection with the disposition of assets permitted under the Credit Agreements; (k) it will execute and deliver to the Secured Party and record such amendments and supplements to this Security Agreement and other Loan Documents and additional assignments as the Secured Party reasonably may request to evidence and confirm the security interest herein contained; (l) it will, from and after the occurrence of any Event of Default, comply with all default and remedy provisions contained in the Credit Agreements (including, without limitation, the provisions of Sections 9.02(g) and 9.02(h) of the Credit Agreements); and
(m) to the extent required by Section 8.02(i) of the Credit Agreements it will cause each of its Subsidiaries which may hereafter be created or acquired to enter into and become a party and signatory to this Security Agreement and do all such acts and things and execute, deliver and file all such documents and instruments as the Secured Party may deem necessary and desirable to attach, create, protect, perfect and continue perfected a first priority security interest in the Collateral of such Subsidiary.

     6.   Preservation of Security Interests.  Each Debtor assumes full
          ----------------------------------
responsibility for taking and hereby agrees to take any and all necessary steps to preserve and defend the Secured Party's right, title and security interest in and to such Debtor's Collateral against the claims and demands of all Persons (other than those holding Permitted Liens). The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of a Debtor's Collateral in the Secured Party's possession if, prior to the existence of an Event of Default or Potential Default, the Secured Party takes such action for that purpose as such Debtor shall reasonably request in writing, provided that
                                                                 --------
such requested action will not, in the judgment of the Secured Party, impair the security interest in such Debtor's Collateral created hereby or the Secured Party's rights in, or the value of, such Collateral, and provided further that
                                                         -------- -------
such written request is received by the Secured Party in sufficient time to permit the Secured Party to take the requested action.

     7.   Secured Party's Rights with Respect to the Collateral. At any time and
          -----------------------------------------------------
from time to time, whether or not an Event of Default shall have occurred, and without notice to or consent of the Debtors, the Secured Party may, at its option, do any or all of the following: (a) take any actions the Secured Party deems appropriate to attach, perfect, continue perfected, preserve and protect the Secured Party's security interest in the Collateral; (b) do anything which the Debtors are required but fail to do hereunder, and in particular the Secured Party may, if any of the Debtors fail to do so, (i) insure or take any reasonable steps to maintain, repair and protect the Collateral of any Debtor, (ii) pay any or all taxes, levies, expenses and costs arising with respect to the Collateral of any Debtor, or
(iii) pay any or all premiums payable on any policy of insurance required to be obtained or maintained hereunder, and add any amounts paid under this Section 7 to the principal amount of any of the Secured Indebtedness and other indebtedness and liabilities secured by this Security Agreement; and (c) inspect, audit and verify the Collateral of any Debtor at any time upon on Event of Default or otherwise at any reasonable time and upon reasonable prior notice to Debtor, including reviewing all of Debtors' books and records and copying and making excerpts therefrom, in accordance with the terms of the Credit Agreements.

     8.   Remedies on Default. If there shall have occurred and be continuing an
          -------------------
Event of Default under the terms of the Credit Agreements or the other Loan
Documents:

          (a) The Secured Party shall have such rights and remedies with respect to the Collateral or any part thereof and the proceeds thereof as are provided by the Code and such other rights and remedies with respect thereto which it may have at Law or in equity or under this Security Agreement and the Other Loan Documents, including to the extent not inconsistent with the provisions of the Code, the right to take over and collect all or any of Debtor's accounts and all or any of the other Collateral which consists of amounts owing to any Debtor, and to this end, the Debtor hereby appoints the Secured Party, its officers, employees and agents, as its irrevocable, true and lawful attorneys-in-fact with all necessary power and authority to (i) take possession immediately, with or without notice, demand, or legal process, of any of or all of the Collateral wherever found, and for such purposes, enter upon any premises upon which the Collateral may be found and remove the Collateral therefrom,
     (ii) require the Debtors to assemble the Collateral and deliver it to the Secured Party or to any place designated by the Secured Party at the Debtors' expense, (iii) receive, open and dispose of all mail addressed to the Debtors (or any of them), (iv) demand payment of the Debtors' accounts receivable, (v) enforce payment of the Debtors' accounts receivable by legal proceedings or otherwise, (vi) exercise all of the Debtors' rights and remedies with respect to the collection of the Debtors' accounts receivable, (vii) to the extent permitted by applicable Law, settle, adjust, compromise, extend or renew the Debtors' accounts receivable,
     (viii) settle, adjust or compromise any legal proceedings brought to collect the Debtors' accounts receivable, (ix) to the extent permitted by applicable Law, sell or assign the Debtors' accounts receivable upon such terms, for such amounts and at such time or times as the Secured Party deems advisable, (x) discharge and release the Debtors' accounts receivable, (xi) take control, in any manner, of any item of payment or proceeds from any account debtor, (xii) prepare, file and sign the Debtor's name on any Proof of Claim in Bankruptcy or similar document against any account debtor, (xiii) prepare, file and sign the Debtor's name on any notice of lien, assignment or satisfaction of lien or similar document in connection with the Debtors' accounts receivable, (xiv) do all acts and things necessary, in the Secured Party's sole discretion, to fulfill the Debtor's obligations

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

     under the Credit Agreements and other Loan Documents, (xv) endorse the name of the Debtor upon any check, chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Debtors' accounts receivable or inventory; (xvi) use the Debtors' stationery and sign the Debtors' name to verifications of the Debtors' accounts receivable and notices thereof to account debtors; (xvii) access and use the information recorded on or contained in any data processing equipment or computer hardware or software relating to the Debtors' accounts receivable, inventory, or other Collateral or proceeds thereof to which the Debtor has access, (xviii) demand, sue for, collect, compromise and give acquittances for any and all Collateral, (xix) prosecute, defend or compromise any action, claim or proceeding with respect to any of the Collateral, (xx) direct payments to, and take all necessary actions with respect to, lockbox agreements and lockbox accounts created pursuant to the provisions of Section 9.02(h) of the Credit Agreements, and (xxi) take such other action as the Secured Party may deem appropriate, including extending or modifying the terms of payment of the Debtors' debtors. This power of attorney, being coupled with an interest, shall be irrevocable for the life of this Security Agreement. To the extent permitted by Law, the Debtor hereby waives all claims of damages due to or arising from or connected with any of the rights or remedies exercised by the Secured Party pursuant to this Security Agreement, except claims for damage to the Collateral arising from gross negligence or willful misconduct by the Secured Party.

          (b) The Secured Party shall have the right to lease, sell or otherwise dispose of all or any of the Collateral at public or private sale or sales for cash, credit or any combination thereof, with such notice as may be required by Law (it being agreed by the Debtor that, in the absence of any contrary requirement of Law, ten (10) days' prior notice of a public or private sale of Collateral shall be deemed reasonable notice), in lots or in bulk, for cash or on credit, all as the Secured Party, in its sole and absolute discretion, may deem advisable. Such sales may be adjourned from time to time with or without notice. The Secured Party shall have the right to conduct such sales on the Debtors' premises or elsewhere and shall have the right to use the Debtors' premises without charge for such sales for such time or times as the Secured Party may see fit. The Secured Party and the Facility Parties may purchase all or any part of the Collateral at public or, if permitted by Law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Secured Indebtedness.

          (c) In the event of a breach by any of the Debtors in the performance of any of the terms of this Security Agreement, the Secured Party may demand specific performance of this Security Agreement and seek injunctive relief and may exercise any other remedy, available at law or in equity, it being recognized that the remedies of the Secured Party at Law may not fully compensate the Secured Party for the damages the Secured Party or any of the Facility Parties may suffer in the event of a breach hereof.

     9.   Application of Proceeds. The proceeds of any collection, sale or other
          -----------------------
disposition of the Collateral of any Debtor, or any part thereof, shall, after the Secured Party has made all deductions of expenses, including but not limited to reasonable attorneys' fees and other expenses incurred in connection with repossession, collection, sale or disposition of such Collateral or in connection with the enforcement of the Secured Party's rights with respect to the Collateral in any insolvency, bankruptcy or reorganization proceedings, be applied against the Secured Indebtedness, whether or not all the same be then due and payable, in such manner and order as set forth in the Collateral Sharing Agreement. The Debtors shall be liable for any deficiency if the proceeds of any sale, assignment, giving of an option or options to purchase or other disposition of the Collateral is insufficient to pay all of the Secured Indebtedness.

     10.  Attorneys-in-Fact. Each of the Debtors hereby irrevocably appoints the
          -----------------
Secured Party, its officers, employees and agents, or any of them, as attorneys-in-fact, with full power of substitution, for such Debtor for the purpose of carrying out the provisions of this Security Agreement and the Other Loan Documents, and taking any action and executing, delivering, filing and recording any instruments which the Secured Party may deem necessary or advisable to accomplish the purposes hereof and thereof, which power of attorney being given for security is coupled with an interest and irrevocable. Each Debtor hereby ratifies and confirms and agrees to ratify and confirm all action taken by the Secured Party, its officers, employees or agents pursuant to the foregoing power of attorney.

     11.  Indemnity and Expenses.
          ----------------------
          (a) The Debtors unconditionally and jointly and severally agree to indemnify the Secured Party from and against any and all claims, losses and liabilities arising out of or resulting from this Security Agreement (including enforcement of this Security Agreement), except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the Secured Party or any of the Facility Parties.

          (b) The Debtors unconditionally and jointly and severally agree upon demand to pay to the Secured Party the amount of any and all reasonable and necessary out-of-pocket costs, expenses and disbursements for which reimbursement is customarily obtained, including reasonable fees and expenses of their counsel actually incurred, which the Secured Party may incur in connection with (i) the administration of this Security Agreement,
     (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder or (iv) the failure by the Debtors to perform or observe any of the provisions hereof.

     12.  Security Interest Absolute; Waiver of Notices.  All rights of the
          ---------------------------------------------
Secured Party hereunder, all security interests hereunder, and all obligations of the Debtors hereunder shall be absolute and unconditional, irrespective of:
(a) any lack of validity or enforceability of the Credit Agreements, the promissory notes or guaranties evidencing the Secured Indebtedness, or any of the other Loan Documents; (b) any change in the time, manner or place or payment of, or in any other term of, all or any of the Secured Indebtedness or any other amendment or waiver of or any consent to any departure from the Credit Agreements or any of the other Loan Documents; (c) any exchange, release or non-perfection of any other Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured

Indebtedness; or (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Debtor or any third party mortgagors, pledgors or Debtors of security interests. Each Debtor (other than the Borrower and the Term Loan Borrower with respect to notices otherwise provided for in the Credit Agreements and the other Loan Documents) waives any and all notice with respect to acceptance by the Secured Party of this Security Agreement, the provisions of the Credit Agreements, or any of the other Loan Documents or any other promissory note, guaranty, instrument or agreement relating to the Secured Indebtedness, and any default in connection with the Secured Indebtedness. Each Debtor waives any presentment, demand, notice of dishonor or nonpayment, protest, notice of protest and any other notice of any kind in connection with the Secured Indebtedness, except for notices expressly required under the Loan Documents.

     Until the indefeasible payment in full in cash of the Obligations and so long as any Obligations remain outstanding or any commitment to extend credit to the Borrower pursuant to the Revolving Credit Agreement remains in effect each Debtor waives and agrees not to enforce any of the rights of such Debtor against the Borrower, the Term Loan Borrower or any other Debtor, including: (i) any right of such Debtor to be subrogated in whole or in part to any right or claim with respect to any Secured Indebtedness or any portion thereof to the Secured Party which might otherwise arise from payment by any Debtor to the Secured Party or any other Facility Party on the account of the Secured Indebtedness or any portion thereof; and (ii) any right of any Debtor to require the marshalling of assets of the Borrower, the Term Loan Borrower or any other Debtor which might otherwise arise from payment by any Debtor to the Secured Party or any other Facility Party on account of the Secured Indebtedness or any portion thereof. If any amount shall be paid to any Debtor in violation of the preceding sentence, such amount shall be deemed to have been paid to such Debtor for the benefit of, and held in trust for the benefit of, the Secured Party and shall forthwith be paid to the Secured Party to be credited and applied upon the Secured Indebtedness, whether matured or unmatured in accordance with the terms of the Collateral Sharing Agreement. Each Debtor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreements and that the waivers set forth in this Section are knowingly made in contemplation of such benefits.

     13.  Termination.  Upon payment in full of the Secured Indebtedness and
          -----------
termination of the Credit Agreements and the Commitments, this Security Agreement shall terminate and be of no further force and effect, and the Secured Party, at the Debtors' expense, shall thereupon promptly return to each Debtor such of its Collateral and such other documents delivered by each Debtor hereunder as may then be in the Secured Party's possession. Upon any such termination, the Secured Party will, at the Debtor's expense, execute and deliver to each Debtor such documents as that Debtor shall reasonably request to evidence such termination. The Secured Party, upon request of any Debtor, shall release the Secured Party's security interest in any of such Debtor's Collateral which is sold prior to the occurrence of an Event of Default (but not the proceeds thereof), provided such sale is permitted by, and made in accordance
                   --------
with, the provisions of the Credit Agreements.

     14. Modifications, Amendments and Waivers. Any and all agreements amending
         -------------------------------------
or changing any provision of this Security Agreement or the rights of the Secured Party or the

Debtors hereunder, and any and all waivers or consents to Events of Default or other departures from the due performance of the Debtors hereunder shall be made only pursuant to the provisions of the Credit Agreements, except that any amendment or change that affects less than all of the Debtors shall be effective with the written consent of the affected Debtors.

     15.  No Implied Waivers; Cumulative Remedies.  No course of dealing and no
          ---------------------------------------
failure or delay on the part of the Secured Party in exercising any right, remedy, power or privilege hereunder shall operate as a waiver thereof or of any other right, remedy, power or privilege of the Secured Party hereunder; and no single or partial exercise of any such right, remedy, power or privilege shall preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies of the Secured Party under this Security Agreement are cumulative and not exclusive of any rights or remedies which it may otherwise have.

     16.  Notices.  All notices, statements, requests, demands and other
          -------
communications under this Security Agreement shall be given in the manner provided in Section 11.06 of the Credit Agreements, and shall be addressed (a) to the Debtors at the Borrower's chief executive office as set forth on
Schedule 1, and (b) to the Secured Party at the address set forth in the Credit
----------
Agreements.

     17.  Severability.
          ------------

          (a) Each Debtor agrees that the provisions of this Security Agreement are severable, and in an action or proceeding involving any state or federal bankruptcy, insolvency or other law affecting the rights of creditors generally:

              (i) if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Security Agreement in any jurisdiction; and

              (ii) if this Security Agreement would be held or determined to be void, invalid or unenforceable on account of the amount of the aggregate liability of a Debtor (other than the Borrower or the Term Loan Borrower) under this Security Agreement, then, notwithstanding any other provision of this Security Agreement to the contrary, the aggregate amount of such liability shall, without any further action by the Secured Party, such Debtor or any other person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding.

          (b) If the grant of a security interest hereunder by any one or more Debtors is held or determined to be void, invalid or unenforceable, in whole or in part, such holding or determination shall not impair or affect:

              (i) the validity and enforceability of the security interest granted hereunder by any other Debtor, which shall continue in full force and effect in accordance with its terms; or

              (ii) the validity and enforceability of any clause or provision not so held to be void, invalid or unenforceable.

     18.  Governing Law. This Security Agreement shall be deemed to be a
          -------------
contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed in accordance with the internal laws of said Commonwealth, without reference to its conflicts of law principles, except as required by mandatory provisions of law and except to the extent that the validity or perfection of security interests hereunder, or remedies hereunder with respect to any particular Collateral, is governed by the laws of a jurisdiction other than the law of the Commonwealth of Pennsylvania.

     19.  Successors and Assigns.  This Security Agreement shall be freely
          ----------------------
assignable and transferable by the Secured Party in connection with the assignment or transfer of the Secured Indebtedness; provided, however, the
                                                    --------  -------
duties and obligations of the Debtors may not be delegated or transferred by the Debtors, except to the extent specifically permitted in the Credit Agreements. The rights and privileges of the Secured Party shall inure to the benefit of its successors and assigns, and the duties and obligations of the Debtors shall bind the Debtors and their respective successors and permitted assigns. Except to the extent otherwise required by the context of this Security Agreement, the word "Facility Parties" where used in this Security Agreement shall include, without limitation, any holder of a promissory note, or assignee of an interest therein, originally issued to a Facility Party under the Credit Agreements, and each such holder of a promissory note, or assignee of an interest therein, shall be bound by and have the benefits of this Security Agreement to the same extent as if such holder had been a signatory hereto.

     20.  Election.  Each Debtor acknowledges that the Secured Party may, in its
          --------
sole discretion, elect to exercise its rights under this Security Agreement against any one or more of the Debtors, or the Collateral of any one or more of the Debtors, without any duty or responsibility to pursue any other Debtor, and that such an election by the Secured Party shall not be a defense to any action the Secured Party may elect to take against any one or more of the Debtors.

     21. Counterparts. This Security Agreement may be executed in any number of
         ------------
counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

     22.  Consent to Jurisdiction; Waiver of Jury Trial.  Each of the Debtors
          ---------------------------------------------
hereby irrevocably consents to the non-exclusive jurisdiction of the Court of Common Pleas of Allegheny County and the United States District Court for the Western District of Pennsylvania, and waives personal service of any and all process upon it and consents that all such service of process be made by certified or registered mail directed to the Debtors at the addresses set forth or referred to in Section 16 hereof and service so made shall be deemed to be completed upon actual receipt thereof. Each of the Debtors waives any objection to jurisdiction and venue of any action instituted against it as provided herein and agrees not to assert any defense based on lack of jurisdiction or venue, AND THE SECURED PARTY AND EACH OF THE DEBTORS WAIVE TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM WITH RESPECT TO THIS SECURITY AGREEMENT TO THE FULL EXTENT PERMITTED BY LAW.



                        [SIGNATURES BEGIN ON NEXT PAGE]

                 [SIGNATURE PAGE 1 OF 1 TO SECURITY AGREEMENT]

     WITNESS the due execution hereof as of the day and year first above written.


                              SECURED PARTY:

                              PNC BANK, NATIONAL ASSOCIATION, as Collateral
                              Agent


                              By:
                                 -------------------------------------
                              Title:
                                    ----------------------------------



                              DEBTORS:

                              MARINER HEALTH GROUP, INC.

                              EACH SUBSIDIARY OF MARINER HEALTH GROUP, INC. WHICH IS A CORPORATION AND WHICH IS LISTED AS A "COMPANY" ON SCHEDULE 6.01(c) OF THE CREDIT AGREEMENT BOTH FOR ITSELF AND, IF APPLICABLE: (i) AS GENERAL PARTNER OF EACH OTHER SUBSIDIARY OF MARINER HEALTH GROUP, INC. WHICH IS A PARTNERSHIP AND WHICH IS LISTED AS A "COMPANY" ON SCHEDULE 6.01(c) OF THE CREDIT AGREEMENT, AND (ii) AS A MEMBER OF EACH OTHER SUBSIDIARY OF MARINER HEALTH GROUP, INC. WHICH IS A LIMITED LIABILITY COMPANY AND WHICH IS LISTED AS A "COMPANY" ON SCHEDULE 6.01(c) OF THE CREDIT AGREEMENT



                              By:
                                 -------------------------------------
                              Name: Boyd P. Gentry
                              Title: Vice President/Treasurer of each
                                     of the foregoing corporations

                                  SCHEDULE 1
                                      TO
                              SECURITY AGREEMENT
                        SECURITY INTEREST DATA SUMMARY
                        ------------------------------

     1.   The chief executive office of each Debtor is located as follows:

          Borrower:

          Term Loan Borrower:

          Other Debtors:

     2. Each Debtor's true, full and current corporate name is as set forth on the signature pages to this Security Agreement. No Debtor has used or currently uses any legal name, trade names or fictitious names, other than its current legal name or as follows:

             Debtor Name         Other Legal, Trade or Fictitious Names
             -----------         --------------------------------------


     3. All of each Debtor's personal property which has not been delivered to the Secured Party pursuant to the terms of this Agreement or the Credit Agreement is now, and will be at all future times, located at the Debtor's chief executive office as described in Paragraph 1 above, or at the following locations:

             Debtor Name         Collateral Locations
             -----------         --------------------